                                Exhibit 10.19
                                                         SALES ORDER


                                                  Sales Order Number:  SO1201

                                                Sales Order Date:    04/02/99
    Sold
    To:  HTE, Inc.                                              Page: 1
         Barbara Espinola                      Ship
         1000 Business Center Drive            To:  HTE, Inc.
         Lake Mary, FL  32746                       Barbara Espinola
                                                    1000 Business Center Drive
                                                    Lake Mary, FL  32746



                                                   Customer ID   HTE, INC.
    Ship Via   United Parcel Service - ground      P.O. Number   PRVD07
    Ship Date  04/11/99                            P.O. Date     04/02/99

    Terms      Net 30 days                           SalesPerson


ITEM NO.            DESCRIPTION                                UNIT         QUANTITY       UNIT PRICE     TOTAL PRICE
CCS                 CCS - Capture Stations                     EA               3           16,624.50      49,873.50

                    Capture Station to include:

                    CCS Software, Capture

                    View software - 5 copies

                    Computers lens

                    Pan & Tilt Camera mount

                    Cable Bundle

                    NIST compliance capture software

                    Capture cards - MV Pro

CCS - OTHER         Enroll existing 7,000 VB images            EA               4              900.00       3,600.00

CCS - OTHER         shipping, handling, installation, trng     EA               1            7,481.03       7,481.03

                    Transferred to page 2.....................                                             60,954.53


                                                         SALES ORDER


                                                  Sales Order Number:  SO1201

                                                Sales Order Date:    04/02/99
    Sold
    To:  HTE, Inc.                                              Page: 2
         Barbara Espinola                      Ship
         1000 Business Center Drive            To:  HTE, Inc.
         Lake Mary, FL  32746                       Barbara Espinola
                                                    1000 Business Center Drive
                                                    Lake Mary, FL  32746



                                                   Customer ID   HTE, INC.
    Ship Via   United Parcel Service - ground      P.O. Number
    Ship Date  04/11/99                            P.O. Date     04/02/99

    Terms      Net 30 days                           SalesPerson


ITEM NO.            DESCRIPTION                                UNIT         QUANTITY       UNIT PRICE     TOTAL PRICE
                    Transferred from page 1...................                                             60,954.53
MAINT - DEFERRE     Annual software maintenance                EA               1           3,740.52        3,740.52

MAINT-DEFERRED      Annual hardware maintenance                EA               1           3,740.52        3,740.52





    Amount Subject to             Amount Exempt                                             Subtotal:      68,435.57
            Sales Tax            from Sales Tax                                     Invoice Discount:           0.00
                 0.00                 68,435.57                                            Sales Tax:           0.00

                                                                                               Total:      68,435.57


                                                     PURCHASE ORDER
 [LOGO]
        HTE, INC.                                     NBR  PRVD07

        GOVERNMENT SOLUTIONS MORE THAN SOFTWARE

        1000 BUSINESS CENTER DRIVE                     This HTE purchase order
                                                       number must appear on
        LAKE MARY, FL  32745                           all correspondence,
                                                       shipping documents,
        (407) 304-3235  FAX (407) 304-1005             and invoices.


------------------------------------------------------------------------------
  ORDERED BY:        ORDER DATE      TERMS    DATE REQUIRED    SHIPPING METHOD

  BARBARA ESPINOLA     4/2/99        NET 30                     REGULAR GROUND
------------------------------------------------------------------------------
PURCHASED FROM:             BILL TO:                         SHIP TO:
---------------             --------                         --------
ImageWare Software, Inc.    HTE, Inc.                     HTE, INC.
10883 Thornmint Road        Attn: Accounts Payable        1000 BUSINESS CTR DR
San Diego, CA  92127        1000 Business Center Drive    LAKE MARY, FL  32746
                            Lake Mary, FL  32746

                                              CUST CONTACT:  BARBARA/B.LORENZE
Vendor ID: V003204   CONTACT: Patricia Ryan
                                              PHONE:         407-304-3105  x
Ph: (619) 673-8600  FAX: (619) 673-1770
                                              CUST FAX:

--------------------------------------------------------------------------------------------------------------------------
PRODUCT NBR            PRODUCT DESCRIPTION                                    QTY      UNIT PRICE     DISC AMT   EXT PRICE
--------------------------------------------------------------------------------------------------------------------------
CCS/SOFTWARE           CCS Software, Capture                                   3        10,000.00         0.00   30,000.00

CLIENT VIEW            View Software                                           5           750.00         0.00    3,750.00

COMPUTER LEN           Camera Sub-System - Computer Lens                       3         1,147.50         0.00    3,442.50

PAN/TILT CAM           Camera Sub-System - Pan & Tilt Camera Mount             3         1,620.00         0.00    4,860.00

CABLE BUNDLE           Camera Sub-System - Cable Bundle                        3           202.50         0.00      607.50

NIST                   Camera Sub-System - NIST Compliance capture             3         1,500.00         0.00    4,500.00
                       software

CAPTURE CARD           Camera Sub-System - Capture Card MVPro                  3           904.50         0.00    2,713.50

MISC. SVCS             Enroll existing 7,000 VB images into CCS                4           900.00         0.00    3,600.00

SERVICE CHGS           Shipping/Handling/Installation/Training                 1         7,481.03         0.00    7,481.03

SUPPORT CHGS           1st Year Support                                        1         7,481.03         0.00    7,481.03
--------------------------------------------------------------------------------------------------------------------------
                                                                                           GROSS PO AMT         $68,435.56
SPECIAL COMMENTS:
                                                                                               DISCOUNT:              0.00
THIS PURCHASE ORDER IS FOR THE MUG SHOT PHOTO IMAGING -
PER QUOTE: CAPTURE STATIONS - QTY (3) OF 200MHZ PENTIUM W/ 32 MB                        ORDER SUB-TOTAL         $68,435.56
RAM - PROVIDED ******PLEASE SHIP OUT PRODUCT ON THIS PURCHASE
ORDER AS REQUESTED BY BILL SPENCER PROJECT MGR (407)304-5184                             FREIGHT CHARGE               0.00
                                                                                                        ------------------
                                                                                   TOTAL PURCHASE ORDER         $68.435.56
                                                                                                        ------------------
                                                                                                        ------------------



Authorized Signature:  /s/ Barbara A. Espinola   4/2/99

1. Please send one copy of your invoice.
2. Enter this order in accordance with the prices, terms, delivery method, and specifications as indicated above.

                            TEAMING AGREEMENT
                                 BETWEEN
                               H.T.E., INC.
                                   AND
                         IMAGEWARE SOFTWARE, INC.


This Agreement, made and entered into this 6th day of August, 1999, constitutes an non-exclusive teaming agreement between H.T.E., Inc., 1000 Business Center Drive, Lake Mary, Florida 32746, a Florida Corporation and ImageWare Software, Inc. whose address is 10883 Thornmint Road, San Diego, California, 92127, a California Corporation, hereinafter referred to as "the parties", for joint participation to develop, market and support an integrated Imaging/RMS and Imaging/Jail Management solution for law enforcement and public safety. This agreement will provide both IWS and HTE a competitive advantage by adding additional functionality to the respective product lines and by broadening customer reach.

NOW, THEREFORE, the parties agree as follows:

1. IWS and HTE will develop a Statement of Work for the development of an API to allow a single image to be retrieved from within ImageWare's CCS database by HTE'S RMS or JMS application using an unique identifier as the link. In addition the two parties will identify the steps necessary to create integrated solution.
2.   IWS and HTE will each assign a technical and business point of contact.
3. The technical and business points of contact will develop the statement of work and technical specifications document by November 30, 1999.
4. IWS & HTE sales reps will formally be made aware of the relationship and standard pricing sheet for the integrated imaging products will be developed.
5. HTE and ImageWare agree to work together on a non-exclusive but "preferred vendor" basis on current and future opportunities.
6. Both HTE and ImageWare will be responsible for their own expenses for any activities related to the activities of this agreement, unless otherwise agreed.
7. The agencies that will encompass the initial scope of work targets are New London, CT, Highland Park, TX, and Providence, Rhode Island Police Departments.
8. This Agreement and all rights and duties hereunder will cease and terminate upon written notice by either party.

This Agreement shall not constitute, create, give effect to or otherwise imply a joint venture, partnership or formal business organization of any kind. Each party to this Agreement shall act as an independent contractor and not as agent for the other, and neither party shall have any authority to bind the other except to the extent specifically provided for herein.

IMAGEWARE SOFTWARE, INC.             H.T.E., INC.


BY: /s/ Patricia Ryan                BY: /s/ ILLEGIBLE
   -----------------------              -----------------------

TITLE:  ILLEGIBLE                    TITLE:  ILLEGIBLE
       -------------------                  -------------------

DATE:  August 6, 1999                DATE:  08/06/99
      --------------------                 --------------------